U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2017

Grom Social Enterprises, Inc.

(Exact name of small business issuer as specified in its charter)

Illumination America, Inc.

(Former Name)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2060 NW Boca Raton Blvd., #6

Boca Raton, FL 33431

(Address of principal executive offices)

561-287-5776

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment is being filed to provide the information required by Item 9.01(a) of this Report, including independent audit of the financial statements of Grom Holdings, Inc. for the fiscal years ended December 31, 2016 and 2015 and notes thereto, along with unaudited interim periods financial statements for the six months ended June 30, 2017 and 2016, and pro forma consolidated financial statements applicable to this acquisition.

Item 7.01 Regulation FD Disclosure

Our Press Release relating to the contents of this 8-K/A is attached as Exhibit 99.4 and is hereby incorporated.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Grom Holdings

The audited balance sheets, statements of operations, changes in stockholder’s equity and cash flows for the years ended December 31, 2016 and 2015, and the related notes to the financial statements, together with the independent auditor's report, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The unaudited balance sheet as of June 30, 2017 and the unaudited statements of operations and cash flows for the six months ended June 30, 2017 and June 30, 2016 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Registrant at June 30, 2017, and the unaudited pro forma consolidated statements of operations and comprehensive income for the six months ended June 30, 2017 and the year ended December 31, 2016, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference in this Form 8-K/A.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Grom Holdings for the years ended December 31, 2016 and 2015.
99.2	Unaudited balance sheet as of June 30, 2017 and the unaudited statements of operations and cash flows for six months ended June 30, 2017 and June 30, 2016.
99.3	Unaudited Pro Forma Pro Forma Consolidated Balance Sheet of the Registrant at June 30, 2017 and the Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income for the six months ended June 30, 2017 and the year ended December 31, 2016.
99.4	Press Release titled “Grom Social Enterprises Poised For Future Success”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.
(Registrant)

Dated: November 2, 2017	By:	/s/ Darren Marks
Darren Marks, Chief Executive Officer

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